Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    March 31, 2016

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

☒		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	4/29/2016	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    March 1, 2016 to March 31, 2016

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$8,118,751.37	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	609,116.32		4,529,160.37
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$609,116.32		$4,529,160.37

3.	Cash Disbursements
	Operations	1,103,172.86		6,820,771.82
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	0		121,448.09
	Other	0		0

	Total Cash Disbursements	$1,103,172.86		$6,942,219.91

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	(494,056.54)		(2,413,059.54)

5.	Ending Cash Balance (to Form 2-C)	$7,624,694.83	(2)	$7,624,694.83	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	7,301,535.07

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	None	0.00

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	323,159.76

TOTAL (must agree with Ending Cash Balance above)		$7,624,694.83	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    March 1,  2016 to March 31,  2016

CASH RECEIPTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
3/2/2016	Anadarko Petroleum Corp.	Revenue - non-operated properties	$3,036.01
3/2/2016	Sheridan Production Co., LLC	Revenue - non-operated properties	120.55
3/2/2016	GMT Exploration Co., LLC	Revenue - non-operated properties	1,629.03
3/2/2016	SM Energy	Revenue - non-operated properties	2,684.13
3/2/2016	SM Energy	Revenue - non-operated properties	935.17
3/2/2016	Freeport-McMoRan Oil & Gas LLC	Joint interest billing reimbursement	295.40
3/2/2016	Providence Energy Corp.	Joint interest billing reimbursement	51.96
3/2/2016	Exxon Mobile Corporation	Revenue - non-operated properties	114.97
3/2/2016	Continental Resources, Inc.	Revenue - non-operated properties	1,964.79
3/2/2016	Kerr-McGee Oil & Gas	Revenue - non-operated properties	919.69
3/2/2016	Thunder Oil and Gas	Joint interest billing reimbursement	6.30
3/2/2016	Wells Fargo Bank West	Interest	0.18
3/2/2016	Peak Powder River Resoures LLC	Revenue - non-operated properties	84.80
3/2/2016	Forestar Petroleum Corp.	Revenue - non-operated properties	11,058.08
3/2/2016	XTO Energy	Revenue - non-operated properties	574.62
3/2/2016	BreitBurn Operating LP	Revenue - non-operated properties	3,649.27
3/2/2016	Samson Resources Company	Refund	2,233.07
3/8/2016	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	108.02
3/8/2016	Oasis Petroleum North America	Revenue - non-operated properties	944.28
3/8/2016	Whiting Oil & Gas Corp.	Revenue - non-operated properties	83.59
3/8/2016	Memorial Production Operating	Revenue - non-operated properties	481.67
3/8/2016	HHE - AS - 2005	Joint interest billing reimbursement	16.76
3/8/2016	Jackal Oil Company	Joint interest billing reimbursement	8.40
3/8/2016	Chinn Family LTD Partnership	Joint interest billing reimbursement	11.41
3/8/2016	Samson Resources Company	Revenue - non-operated properties	123.98
3/8/2016	Chaco Energy Co.	Revenue - non-operated properties	163.05
3/8/2016	Carbon Creek Energy, LLC	Revenue - non-operated properties	853.81
3/8/2016	Kerr-McGee Oil & Gas	Revenue - non-operated properties	294.55
3/10/2016	Escalera Resources	Remaining balance from Vectra Account
3/18/2016	Aethon Energy Operating LLC	Revenue - non-operated properties	708.28
3/18/2016	Forestar Petroleum Corp.	Revenue - non-operated properties	873.09
3/18/2016	Cajun-Ivy Investments	Joint interest billing reimbursement	36.90
3/18/2016	Black Bear Oil Corp.	Revenue - non-operated properties	2.51
3/18/2016	Cajun-Ivy Investments	Joint interest billing reimbursement	53.41
3/18/2016	EOG Resources, Inc.	Revenue - non-operated properties	71.26
3/18/2016	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	104.81
3/18/2016	Warren Resources	Joint interest billing reimbursement	39,983.49
3/18/2016	John Lockridge	Joint interest billing reimbursement	795.45
3/18/2016	PetroHill Resources, LLC	Joint interest billing reimbursement	27.27
3/18/2016	ConocoPhillips Company	Revenue - non-operated properties	23,199.72
3/25/2016	XTO Energy	Revenue - non-operated properties	555.21
3/30/2016	Vanguard Operating	Asset Sale	7,199.07
3/31/2016	Kerr-McGee Oil & Gas	Revenue - non-operated properties	635.66
3/31/2016	Thunder Oil and Gas	Joint interest billing reimbursement	2.53
3/31/2016	Mike Bonds	Joint interest billing reimbursement	43.26
3/31/2016	Memorial Production Operating	Revenue - non-operated properties	549.81
3/31/2016	Jackal Oil Company	Joint interest billing reimbursement	3.38
3/31/2016	Anadarko Petroleum Corp.	Revenue - non-operated properties	3,207.15

3/31/2016	GMT Exploration Co., LLC	Revenue - non-operated properties	2,101.69
3/31/2016	Chinn Family LTD Partnership	Joint interest billing reimbursement	11.47
3/31/2016	Freeport-McMoRan Oil & Gas LLC	Joint interest billing reimbursement	86.79
3/31/2016	Statoil Oil & Gas LP	Revenue - non-operated properties	2,202.48
3/31/2016	XTO Energy	Revenue - non-operated properties	1,540.96
3/31/2016	Shell Trading	Revenue - non-operated properties	11,068.74
3/31/2016	SM Energy	Revenue - non-operated properties	516.18
3/31/2016	SM Energy	Revenue - non-operated properties	2,199.81
3/31/2016	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	154.93
3/31/2016	Casper College	Refund	320.00
3/31/2016	Summit Energy LLC	Revenue - non-operated properties	457,536.09
3/31/2016	Escalera Resources	Remaining balance from Vectra Account	358.91
3/28/2016	Escalera Resources	Table Top Balance Transfer	20,518.47

		Total Cash Receipts	$609,116.32	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    March 1,  2016 to March 31,  2016

CASH DISBURSEMENTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
03/01/16	45124	Rosemont WTC Denver	Rents and leases	$7,500.00
03/02/16	45125	Oil & Gas Conservation Comm.	Production taxes	270.70
03/02/16	45126	Wyoming Depart of Revenue	Production taxes	40,575.14
03/03/16	45127	CSI Compressco Inc.	Field Operating Expenses	17,111.71
03/03/16	45128	Casper College	General and administrative expenses	320.00
03/03/16	45129	Comcast	General and administrative expenses	190.00
03/03/16	45130	Computershare Trust Co, Inc.	General and administrative expenses	810.88
03/03/16	45131	DNOW, WY05	Field Operating Expenses	7,644.28
03/03/16	45132	Dnow, WY13	Field Operating Expenses	866.01
03/03/16	45133	IBS of Northwestern Colorado	Field Operating Expenses	521.20
03/03/16	45134	Neofirma, Inc.	General and administrative expenses	1,851.00
03/03/16	45135	Robidoux Oilfield Services	Field Operating Expenses	993.44
03/03/16	45136	Sam Ellis	Employee expense reimbursement	3,088.09
03/03/16	45137	Seidel Technologies, LLC	Field Operating Expenses	3,000.00
03/03/16	45138	Support.com, Inc.	General and administrative expenses	2,193.00
03/03/16	45139	Union Telephone Company	Field Operating Expenses	1,358.94
03/03/16	45140	Winchester Well Service, Inc.	Field Operating Expenses	34,062.19
03/10/16	45141	361 Services Inc	General and administrative expenses	3,757.00
03/10/16	45142	All American Records	General and administrative expenses	167.27
03/10/16	45143	Alsco	Field Operating Expenses	1,304.25
03/10/16	45144	Culligan, Inc.	General and administrative expenses	58.00
03/10/16	45145	Davis Construction	Field Operating Expenses	839.00
03/10/16	45146	Dunn Trucking, Inc.	Field Operating Expenses	3,172.50
03/10/16	45147	Dustin Habel	Employee expense reimbursement	73.78
03/10/16	45148	EnerCom, Inc.	General and administrative expenses	418.75
03/10/16	45149	Fed Ex	General and administrative expenses	115.40
03/10/16	45150	High Country Search Group	General and administrative expenses	7,200.00
03/10/16	45151	Homax Oil Sales Inc.	Field Operating Expenses	861.90
03/10/16	45152	Kawcak, Inc.	Field Operating Expenses	2,017.50
03/10/16	45153	LC Resources LLC	General and administrative expenses	562.50
03/10/16	45154	Lindquist & Vennum LLP	Legal and professional fees - Debtor	3,843.00
03/10/16	45155	Merrill Communications LLC	General and administrative expenses	5,883.00
03/10/16	45156	P2 Energy Solutions	General and administrative expenses	300.00
03/10/16	45157	Patrick R. Sheehan	Field Operating Expenses	700.00
03/10/16	45158	Powder River Energy Group	Field Operating Expenses	367.28
03/10/16	45159	REDDOG Systems Inc.	General and administrative expenses	801.00
03/10/16	45160	Rawlins Automotive, Inc.	Field Operating Expenses	220.97
03/10/16	45161	Rocky Mountain Power	VOID CHECK
03/10/16	45162	Rocky Mountain Power	VOID CHECK
03/10/16	45163	Rocky Mountain Power	VOID CHECK
03/10/16	45164	Ron's Contract Pumping Serv.	Field Operating Expenses	603.00

03/10/16	45165	Staples Advantage	General and administrative expenses	708.02
03/10/16	45166	United Site Services of NV,Inc	Field Operating Expenses	921.00
03/10/16	45167	Verizon Wireless	Field Operating Expenses	73.46
03/10/16	45168	Warren Resources	Joint interest billing payment	259,550.78
03/10/16	45169	Western Energy Alliance	General and administrative expenses	2,000.00
03/14/16	45170	Department of Revenue	General and administrative expenses	50.00
03/14/16	45171	Department of Revenue	General and administrative expenses	25.00
03/14/16	45172	Utah State Tax Commission	General and administrative expenses	100.00
03/17/16	45189	361 Services Inc	Void Check
03/14/16	45173	Anne Wilcoxson	Payment of royalties/overrides	121.74
03/14/16	45174	Belinda R. Ervin	Payment of royalties/overrides	60.87
03/14/16	45175	Charlene A. Carpenter	Payment of royalties/overrides	103.88
03/14/16	45176	Corinthian Believer Fellowship	Payment of royalties/overrides	486.94
03/14/16	45177	D. L. Carpenter	Payment of royalties/overrides	51.13
03/14/16	45178	Fritz I. Merback	Payment of royalties/overrides	36.41
03/14/16	45179	Janice Bacon Walker	Payment of royalties/overrides	121.73
03/14/16	45180	Kfrt	Payment of royalties/overrides	43.28
03/14/16	45181	Lubnau, LLC	Payment of royalties/overrides	102.26
03/14/16	45182	M. G. Cook	Payment of royalties/overrides	51.13
03/14/16	45183	Mark Merback	Payment of royalties/overrides	36.41
03/14/16	45184	Mullinnix LLC	Payment of royalties/overrides	443.66
03/14/16	45185	Paula Kay Herzog	Payment of royalties/overrides	60.87
03/14/16	45186	Ricki Jo Eslinger	Payment of royalties/overrides	36.41
03/14/16	45187	Wesley R. Clark	Payment of royalties/overrides	121.73
03/14/16	45188	William C. Eiland	Payment of royalties/overrides	243.47
03/17/16	45190	Adam Fenster	Employee expense reimbursement	842.00
03/17/16	45191	Amy Lawton	Employee expense reimbursement	41.66
03/17/16	45192	Carbon County Higher	General and administrative expenses	796.00
03/17/16	45193	Charles Chambers	Employee expense reimbursement	1,397.94
03/17/16	45194	Cromer Contracting Co. Inc.	Field Operating Expenses	2,432.50
03/17/16	45195	Dnow, WY13	Field Operating Expenses	843.88
03/17/16	45196	Dubois Telephone Exchange	Field Operating Expenses	213.18
03/17/16	45197	Dunn Trucking, Inc.	Field Operating Expenses	1,190.00
03/17/16	45198	Fed Ex	General and administrative expenses	38.65
03/17/16	45199	High Country Search Group	General and administrative expenses	4,960.00
03/17/16	45200	Homax Oil Sales Inc.	Field Operating Expenses	1,649.15
03/17/16	45201	James T. Albi	Employee expense reimbursement	1,790.95
03/17/16	45202	KLX Energy Services LLC	Field Operating Expenses	1,158.05
03/17/16	45203	Kawcak, Inc.	Field Operating Expenses	2,777.50
03/17/16	45204	Konica Minolta	General and administrative expenses	673.72
03/17/16	45205	Nathan Habel	Employee expense reimbursement	239.39
03/17/16	45206	Norco	Field Operating Expenses	159.22
03/17/16	45207	Petroleum Association of WY	General and administrative expenses	1,000.00
03/17/16	45208	Roberto Lopez-Zaragoza	Employee expense reimbursement	95.31
03/17/16	45209	Rose Cowhey	Employee expense reimbursement	41.08
03/17/16	45210	Sam Ellis	Employee expense reimbursement	460.00
03/17/16	45211	Samantha Quenzer	Employee expense reimbursement	75.80
03/17/16	45212	Staples Advantage	General and administrative expenses	181.24
03/17/16	45213	Support.com, Inc.	General and administrative expenses	5,126.65
03/17/16	45214	United Site Services of NV,Inc	Field Operating Expenses	918.33
03/17/16	45215	Valley Backhoe & Construction	Field Operating Expenses	18,921.85
03/17/16	45216	Western Star Communications	Field Operating Expenses	139.50

03/17/16	45217	Winchester Well Service, Inc.	Field Operating Expenses	31,438.76
03/17/16	45218	KLX Energy Services LLC	Field Operating Expenses	28,108.94
03/21/16	45219	Weatherford Artifical Lift	Field Operating Expenses	15,795.22
03/22/16	45220	Office of State Lands & Invest	Royalties	5,131.25
03/28/16	45221	Rocky Mountain Power	Field Operating Expenses	1,193.94
03/28/16	45222	Rocky Mountain Power	Field Operating Expenses	532.18
03/28/16	45223	Rocky Mountain Power	Field Operating Expenses	126,906.53
03/28/16	45224	Weatherford Artifical Lift	Field Operating Expenses	10,324.21
03/30/16	45225	361 Services Inc	General and administrative expenses	16,638.00
03/30/16	45226	Alsco	Field Operating Expenses	498.67
03/30/16	45227	Anadarko E&P Onshore LLC	Joint interest billing payment	3,457.62
03/30/16	45228	Baggs Solid Waste Disposal Dis	Field Operating Expenses	400.00
03/30/16	45229	Bob Hunter	Employee expense reimbursement	403.03
03/30/16	45230	BreitBurn Operating LP	Joint interest billing payment	3,374.46
03/30/16	45231	Burlington Resources	Joint interest billing payment	21,669.58
03/30/16	45232	CSI Compressco Inc.	Field Operating Expenses	17,111.71
03/30/16	45233	Carbon County Higher	General and administrative expenses	765.00
03/30/16	45234	Center Line Resources, Inc.	Field Operating Expenses	550.00
03/30/16	45235	Chaco Energy Co.	Joint interest billing payment	198.81
03/30/16	45236	Chevron USA, Inc.	Joint interest billing payment	766.87
03/30/16	45237	Comcast	General and administrative expenses	141.00
03/30/16	45238	Complete Energy Services, Inc.	Field Operating Expenses	4,436.10
03/30/16	45239	Computershare Trust Co, Inc.	General and administrative expenses	550.45
03/30/16	45240	Continental Resources, Inc.	Joint interest billing payment	41.27
03/30/16	45241	DNOW03	Field Operating Expenses	1,280.22
03/30/16	45242	Dnow, WY13	Field Operating Expenses	491.18
03/30/16	45243	Dunn Trucking, Inc.	Field Operating Expenses	2,752.50
03/30/16	45244	GMT Exploration Comp. LLC	Joint interest billing payment	3,996.31
03/30/16	45245	Gary Grinsfelder	Employee expense reimbursement	4,517.34
03/30/16	45246	Homax Oil Sales Inc.	Field Operating Expenses	3,154.35
03/30/16	45247	Inveshare, Inc.	General and administrative expenses	20.00
03/30/16	45248	Jones & Keller, P.C.	Legal and professional fees - Debtor	2,500.35
03/30/16	45249	KLX Energy Services LLC	Field Operating Expenses	3,346.40
03/30/16	45250	Kerr McGee Oil & Gas Onshore	Joint interest billing payment	12.20
03/30/16	45251	Neofirma, Inc.	General and administrative expenses	1,086.00
03/30/16	45252	Oil & Gas Conservation Comm.	Production taxes	346.41
03/30/16	45253	P2 Energy Solutions	General and administrative expenses	200.00
03/30/16	45254	PRE Resources Rockies, L.P.	Joint interest billing payment	360.53
03/30/16	45255	Powder River Energy Group	Field Operating Expenses	336.02
03/30/16	45256	RapidScale, Inc.	Field Operating Expenses	250.00
03/30/16	45257	SM Energy	Joint interest billing payment	882.43
03/30/16	45258	Seidel Technologies, LLC	Field Operating Expenses	1,250.00
03/30/16	45259	Staples Advantage	General and administrative expenses	207.77
03/30/16	45260	Summit Gas Resources, Inc.	Joint interest billing payment	7.92
03/30/16	45261	Support.com, Inc.	General and administrative expenses	2,193.00
03/30/16	45262	Tin Boy Garage, LLC	Field Operating Expenses	93.62
03/30/16	45263	UPS	General and administrative expenses	25.59
03/30/16	45264	United Site Services of NV,Inc	Field Operating Expenses	921.00

03/30/16	45265	Zavanna, LLC	Joint interest billing payment	428.23
03/03/16	debit card	CED Inc.	Field Operating Expenses	30.48
03/28/16	debit card	Fed Ex	General and administrative expenses	25.32
03/02/16	debit card	Broadridge ICS	General and administrative expenses	3,458.45
03/02/16	debit card	Indelac Controls, Inc.	Field Operating Expenses	57.89
03/04/16	debit card	Standard Parking, Inc	General and administrative expenses	855.00
03/09/16	debit card	Start Meeting	General and administrative expenses	33.85
03/14/16	debit card	Badger Meter	Field Operating Expenses	793.54
03/21/16	debit card	Sump Pumps Direct	Field Operating Expenses	43.57
03/24/16	debit card	Fed Ex	General and administrative expenses	21.99
03/31/16	debit card	Fed Ex	General and administrative expenses	16.76
03/31/16	debit card	Fed Ex	General and administrative expenses	21.99
03/01/16	wire	Department of the Interior	Royalties	82,826.21
03/09/16	wire	Discovery	Company Payroll - period ending 3/9/16	118,853.37
03/14/16	wire	Discovery	Company Payroll	4,108.72
03/23/16	wire	Discovery	Company Payroll - period ending 3/23/16	100,805.89
03/22/16	bank charge	Vectra	General and administrative expenses	457.49
03/22/16	bank charge	ANB	General and administrative expenses	332.96

			Total Cash Disbursements	$1,103,172.86	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    March 31,  2016

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$7,624,695	$10,037,754
Accounts Receivable (from Form 2-E)		865,104	1,843,543
Receivable from Officers, Employees, Affiliates		26,612	408,716
Inventory		2,105,149	1,995,798
Other Current Assets :(List)	Cash held in escrow	282,880	303,393
	Prepaid expenses and deposits	410,145	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$11,314,585	$15,501,971

Fixed Assets (at cost):
Land		$1,169,012	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,310,595	166,099,098
Total Fixed Assets		167,479,607	167,268,109
Less: Accumulated Depreciation		(110,552,253)	(107,050,551)
Net Fixed Assets		$56,927,354	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	104,485	104,484
TOTAL ASSETS		$73,618,942	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$546,947	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		375,419	-
Post-petition Taxes Payable (from Form 2-E)		291,510	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	275,641	-
	Other accrued liabilities and expenses	524,747	-
Total Post Petition Liabilities		$2,014,264	$2,548

Pre Petition Liabilities:
Secured Debt		40,901,991	42,874,598
Priority Debt		97,896	178,428
Unsecured Debt		10,533,800	11,429,928
Total Pre Petition Liabilities		51,533,687	54,482,954

TOTAL LIABILITIES		$53,547,951	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(6,534,919)	-
TOTAL OWNERS' EQUITY		$20,070,991	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$73,618,942	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    March 1,  2016 to March 31,  2016

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$426,179	$3,568,086
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$426,179	$3,568,086

Cost of Goods Sold	774,512	3,927,030

Gross Profit	$(348,333)	$(358,944)

Operating Expenses:
Officer Compensation	$53,844	$322,290
Selling, General and Administrative	67,979	642,698
Rents and Leases	27,344	69,742
Depreciation, Depletion and Amortization	664,929	3,501,703
Other (list):	0	0
	0	0

Total Operating Expenses	$814,096	$4,536,433

Operating Income (Loss)	$(1,162,429)	$(4,895,377)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	7,199	(217,122)
Interest Income	6	3,336
Interest Expense	(27,054)	(568,648)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(19,849)	$(782,434)

Reorganization Expenses
Legal and Professional Fees	$107,756	$857,108
Other Reorganization Expense	0	0

Total Reorganization Expenses	$107,756	$857,108

Net Income (Loss) Before Income Taxes	$(1,290,034)	$(6,534,919)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(1,290,034)	$(6,534,919)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    March 1,  2016 to March 31,  2016

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	26,361	(26,361)	$ -
Employee FICA taxes withheld	$ -	12,985	(12,985)	$ -
Employer FICA taxes	$ -	13,283	(13,283)	$ -
Unemployment taxes	$ -	102	(102)	$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -	2,724	(2,724)	$ -
Other:_state income tax withheld	$ -	3,307	(3,307)	$ -
Local
Personal property taxes	$ 167,080	33,425		$ 200,505
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 146,685	(14,487)	(41,192)	$ 91,006
			Total unpaid post-petition taxes	$ 291,510

(1)  For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2017	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	11/19/2016	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2016	10/1/2016
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2016	10/1/2016
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2016	10/1/2016
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	7/1/2016
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    March 1,  2016 to March 31,  2016

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				91,054	91,054
Post-petition receivables	623,301	128,988	(176)	21,937	774,050
Total	623,301	128,988	(176)	112,991	865,104

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	354,645	104,239	2,078	85,985	546,947
Other Payables
Total	354,645	104,239	2,078	85,985	546,947

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel	$ 23,376	($15,000)			$ 112,080
Counsel for Unsecured
Creditors' Committee		$ 13,076			$ 51,109
Trustee's Counsel
Accountant
Creditor Counsel	$ 190,286	$ 26,203			$ 141,203
Creditor Advisors	$ 109,498	$ 25,000			$ 45,000
Other:		$ 26,650	($6,343)		$ 26,028
Total	$ 323,160	$ 75,929	($6,343)		$ 375,419
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Charles Chambers	Chief Executive Officer		Compensation - 3/11, 3/25		$ 23,076
Charles Chambers	Chief Executive Officer		Expense reimbursement - 3/17		1,398
Gary Grinsfelder	Chief Operating Officer		Compensation - 3/11, 3/25		15,384
Gary Grinsfelder	Chief Operating Officer		Expense reimbursement - 3/30		4,517
Adam Fenster	Chief Financial Officer		Compensation - 3/11, 3/25		15,384
Adam Fenster	Chief Financial Officer		Expense reimbursement - 3/17		842

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           March 31,  2016

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016	$	$ 1,537,156
February	2016		$ 933,669
March	2016		$ 1,103,173

TOTAL 1st Quarter		$	$ 3,573,997	$	$ 10,400	45336	April 22, 2016

April		$	$ 0
May			$ 0
June			$ 0

TOTAL 2nd Quarter		$	$ 0	$

July		$	$ 0
August			$ 0
September			$ 0

TOTAL 3rd Quarter		$	$ 0	$

October	2015	$	$ 0
November	2015		$ 398,425
December	2015		$ 2,969,798

TOTAL 4th Quarter		$	$ 3,368,223	$	$ 10,400	43938	January 27, 2016

FEE SCHEDULE (as of MARCH 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee
$0 to $14,999.....................		$ 325			$1,000,000 to $1,999,999....................		$ 6,500
$15,000 to $74,999.............		$ 650			$2,000,000 to $2,999,999...................		$ 9,750
$75,000 to $149,999.............		$ 975			$3,000,000 to $4,999,999.....................		$ 10,400
$150,000 to $224,999.........		$ 1,625			$5,000,000 to $14,999,999 …….		$ 13,000
$225,000 to $299,999..........		$ 1,950			$15,000,000 to $29,999,999….		$ 20,000
$300,000 to $999,999.........................		$ 4,875			$30,000,000 or more		$ 30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    March 31,  2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from March 1st through March 31st, there were no unusual or non-recurring accounting transactions reflected in the accompanying financial statements.

The Debtor continues to realize cost savings in general and administrative expenses, as well as in certain field operating expenses, as a result of the realignment of its staff and other steps taken to reduce costs.

On April 7, 2016, a hearing on the adequacy of the Debtor's Disclosure Statement was held. The Disclosure Statement previously submitted to the Bankruptcy Court was not approved as submitted. The Debtor is presently re-evaluating its options. The Debtor continues to communicate with its secured lender(s) and the Unsecured Creditors Committee as to its operations and the options it has for going forward.  A status hearing has been scheduled for Thursday, May 12, 2016 to provide the Court with updates on the Debtor's plans to move forward.

Rev. 1/15/14